SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SYNCHRONOSS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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Dear Stockholder:

I am pleased to invite you to our 2010 Annual Meeting of Stockholders, which will be held on May 10, 2010, at 10:00 a.m. (local time), at the Bridgewater Marriott Hotel, 700 Commons Way in Bridgewater, New Jersey.

At the meeting, we will be electing three members of our Board of Directors, as well as considering ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the 2010 fiscal year and the approval of an amendment to, and re-approval of the material terms of, our equity incentive plan.

Enclosed are the following:

•	our Notice of Annual Meeting of Stockholders and Proxy Statement for 2010;

•	our Annual Report on Form 10-K for 2009; and

•	a proxy card with a return envelope to record your vote.

We encourage you to read these materials carefully.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET ACCORDING TO THE INSTRUCTIONS IN THE PROXY STATEMENT, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. As discussed in the Proxy Statement, returning the proxy or voting instruction card does not deprive you of your right to attend the Annual Meeting.

If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606. For questions regarding your stock ownership or voting, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800) 937-8124 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Stephen G. Waldis
Chairman of the Board

Bridgewater, New Jersey
April 1, 2010

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 10, 2010

To the Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc., a Delaware corporation. The meeting will be held at the Bridgewater Marriott Hotel, 700 Commons Way, Bridgewater, New Jersey, on May 10, 2010, at 10:00 a.m. (local time) for the following purposes:

1. To elect three members of the Company’s Board of Directors to serve until the 2013 annual meeting of stockholders of the Company;

2. To ratify the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2010;

3. To approve an amendment to the Company’s 2006 Equity Incentive Plan (the “Plan”) and re-approve the material terms of the Plan; and

4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 15, 2010 are entitled to vote at the Annual Meeting and at any adjournments or postponements of the meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at Synchronoss’ principal executive offices at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors

Ronald J. Prague
Secretary

Bridgewater, New Jersey
April 1, 2010

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 10, 2010

The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card, or vote via the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

PROXY STATEMENT
FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS
MAY 10, 2010

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Synchronoss Technologies, Inc. (sometimes referred to as the “Company” or “Synchronoss”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy on the Internet. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 1, 2010 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 15, 2010 will be entitled to vote at the Annual Meeting. On this record date, there were 31,231,956 shares of common stock of the Company (“Common Stock”) outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of Common Stock) in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the meeting will be available for inspection at Synchronoss’ principal executive offices at 750 Route 202 South, Suite 600, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 15, 2010 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 15, 2010 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

At the Annual Meeting, there are three matters scheduled for a vote of the stockholders:

•	Election of each of Charles E. Hoffman, James M. McCormick and Donnie M. Moore as members to the Company’s Board of Directors to serve until the 2013 annual meeting of stockholders or until his successor has been duly elected and qualified;

•	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010; and

•	To amend the Company’s 2006 Equity Incentive Plan (the “Plan”) including to increase the number of shares of common stock available for issuance thereunder and to re-approve the material terms of the Plan to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m).

How do I vote?

You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on May 9, 2010 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of March 15, 2010.

What if I return a proxy card but do not make specific voting selections?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of each of Charles E. Hoffman, James M. McCormick and Donnie M. Moore as members of the Company’s Board of Directors, “For” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2010 and “For” the amendments to the Company’s 2006 Equity Incentive Plan (the “Plan”), including to increase the number of shares of common stock available for issuance thereunder and the re-approval of the material terms of the Plan to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m). If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What if I share an address with another stockholder?

A number of brokers with account holders who are Synchronoss Technologies, Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807 Attn: Secretary or contact Ronald J. Prague, Secretary at (866) 620-3940. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.

What vote is required to approve each proposal?

•	Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the three nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. An instruction to “Withhold” authority to vote for one or more of the nominees will result in those nominees receiving fewer votes, but will not count as a vote against the nominees. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will not be counted “For” or “Against” the proposal and will have no effect on the election of the nominees.

•	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010, the Company must receive a “For” vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal.

•	To amend the Company’s Plan, including to increase the number of shares of common stock available for issuance thereunder and to re-approve the material terms of the Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m), the Company must receive a “For” vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal.

If there are insufficient votes to approve any of the above matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 31,231,956 shares of Common Stock outstanding and entitled to vote. Thus, 15,615,979 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote (or one is submitted on your behalf by your broker, bank or other agent) or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed by the Company with the SEC after the Annual Meeting.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company’s By-laws and submitted in writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807 Attn: Secretary to be received no later than the close of business on December 16, 2010. If you wish to submit a proposal to be presented at the 2009 Annual Meeting of Stockholders but which will not be included in the Company’s proxy materials, your proposal must be submitted in writing and in conformance with our Bylaws to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807 Attn: Secretary not before January 29, 2011 and no later than February 28, 2011. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. You are advised to review the Company’s By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You may obtain a copy of the Company’s By-laws by writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary.

Corporate Governance and Board Matters

Board of Directors and Committees of the Board

There are currently six members of the Board of Directors:

William J. Cadogan
Charles E. Hoffman
Thomas J. Hopkins
James M. McCormick
Donnie M. Moore
Stephen G. Waldis

Meetings.  During 2009, our Board of Directors held four regular meetings and three special meetings and acted twice by unanimous written consent. Each director attended at least 75% of the meetings of our Board of Directors and of each committee of which he served as a member during the period in which he served. Each director attended our 2009 Annual Meeting of Stockholders.

Independence of our Board of Directors.  As required under the Nasdaq Global Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must quality as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independent, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Consistent with those considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our Board of Directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis and James M. McCormick.

As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Cadogan presides over these executive sessions. Stockholders interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a director, or to the independent directors generally, in care of Synchronoss Technologies, Inc. at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a committee of our Board of Directors or a particular director, as appropriate.

Board Structure and Committees.  Our Board of Directors has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board of Directors has delegated various responsibilities and authority to its committees as generally described below. Our Board of Directors has determined that each member of our Audit, Compensation, Business Development and Nominating/Corporate Governance Committees other than Mr. Waldis meets applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to us. The following table provides membership and meeting information for each of our Board of Directors committees during 2009:

							Nominating/Corporate
Name	Audit		Compensation		Business Development		Governance

Stephen G. Waldis					X
William J. Cadogan	X		X	(1)	X	(1)	X
Charles E. Hoffman			X				X (1)
Thomas J. Hopkins	X		X		X
James McCormick
Donnie M. Moore	X	(1)					X
Total meetings in fiscal year 2009	10		8		7		2

(1)	Committee Chairperson

Audit Committee.  Our Audit Committee of our Board of Directors reviews and monitors our corporate financial statements and reporting and our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements. Our Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. All related party transactions will be approved by our Audit Committee before we enter into them. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. Three directors comprise our Audit Committee: Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore. Our Audit Committee met ten times during 2009.

Our Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has an understanding of fundamental financial statements. Our Board of Directors has determined that Donnie M. Moore, Chairman of the Audit Committee, and Thomas J. Hopkins are audit committee financial experts as defined by Item 407(d) of Regulation S-K of the Exchange Act. Our Board of Directors made a qualitative assessment of Messrs. Hopkins’ and Moore’s level of knowledge and experience based on a number of factors, including his formal education and experience. The designation does not impose on Messrs. Hopkins or Moore any duties, obligations or liability that are greater than are generally imposed on them as members of our Audit Committee and our Board of Directors, and their designation as Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board of Directors.

Compensation Committee.  Our Compensation Committee of our Board of Directors is comprised of three directors, William J. Cadogan, Charles E. Hoffman and Thomas J. Hopkins, each of whom are independent (as currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Compensation Committee, which met eight times during 2009, is charged with the responsibility by our Board of Directors for:

•	reviewing and approving our compensation policies and all forms of compensation and other benefits to be provided to our employees (including our executive officers and directors), including, among other things, annual salaries, bonuses, stock options, restricted stock grants and other incentive compensation arrangements;

•	making recommendations from time to time to our Board of Directors regarding compensation matters;

•	administering our stock option plans, including reviewing and granting stock options and restricted stock grants, with respect to our directors and employees (including executive officers); and

•	reviewing and approving other aspects of our compensation policies and matters as arise from time to time.

A more detailed description of our Compensation Committee’s functions can be found in our Compensation Committee charter. The charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Compensation Committee has also established a Key Employee Stock Options Committee whose purpose is to approve stock option grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee. Our Compensation Committee appointed our Chief Executive Officer, Stephen G. Waldis, as the sole member of this committee. Our Key Employee Stock Options Committee acted twelve times in 2009.

Although Mr. Waldis, our Chief Executive Officer, Mr. Irving, our Chief Financial Officer, and Ronald J. Prague, in his capacity as Secretary of the Compensation Committee, attend meetings of our Compensation Committee, none participate in the determination of his own compensation or the compensation of directors. However, Mr. Waldis does make recommendations to our Compensation Committee regarding the amount and the form of the compensation of the other executive officers and key employees and often participate in our Compensation Committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.

Previously our Compensation Committee had retained Watson Wyatt as its independent compensation consultant. In October 2009, our Compensation Committee decided to retain Radford, a human resources consulting firm (“Radford”), as its independent compensation consultant, after exploring a number of other firms including Watson Wyatt. Radford serves at the pleasure of our Compensation Committee rather than the Company or management and their fees are approved by our Compensation Committee. From time to time, Radford provides our Compensation Committee with data about the compensation paid by our peer group and other employers who compete with us for executive talent, and is available to advise our Compensation Committee regarding all of its responsibilities as well as on new developments in areas that fall within our Compensation Committee’s jurisdiction. During 2009, Radford performed no services for us other than their services to our Compensation Committee and received no compensation from the Company other than its fees in connection with its retention as our Compensation Committee’s compensation consultant.

Compensation Committee Interlocks and Insider Participation.  None of the members of our Compensation Committee was at any time during the 2009 fiscal year an officer or employee of ours. No executive officer serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. In 2009, we did not make any loans to directors or executive officers relating to purchases of our Common Stock or for any other purpose.

Nominating/Corporate Governance Committee.  Our Nominating/Corporate Governance Committee of our Board of Directors reviews and reports to our Board of Directors on a periodic basis with regard to matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies. In addition, our Nominating/Corporate Governance Committee reviews and makes recommendations to our Board of Directors regarding the size and composition of our Board of Directors and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board of Directors. In considering nominees for our Board of Directors, our Nominating/Corporate Governance Committee considers each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders’ long-term interests. These factors, and others as considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Although our Nominating/Corporate Governance Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees, in searching for new directors, it does have several initiatives in an attempt to attract diverse candidates.

Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. The members of our Nominating/Corporate Governance Committee are William J. Cadogan, Charles E. Hoffman and Donnie M. Moore. Our Nominating/Corporate Governance Committee met twice and acted once by unanimous written consent in 2009. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board of Directors. Consideration of new director candidates typically involves a series of committee discussions, the review of information concerning candidates and interviews with selected candidates.

Candidates for nomination to our Board of Directors typically have been suggested by other members of our Board of Directors or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement and is accompanied by certain required information about the candidate. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates.

Business Development Committee.  The Business Development Committee of our Board of Directors reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short term and long term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. The members of our Business Development Committee are William J. Cadogan, Thomas J. Hopkins and Stephen G. Waldis. All members of our Business Development Committee other than Mr. Waldis are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Business Development Committee held seven meetings during 2009.

Corporate Governance

We maintain a corporate governance page on our website which includes key information about our corporate governance initiatives, including our Corporate Governance Guidelines, Code of Business Conduct and charter for each of the committees of our Board of Directors. The corporate governance page can be found by clicking on “Corporate Governance” in the Investor Relations section of our website at www.synchronoss.com. Our Board of Directors adopted our corporate governance practices to promote the effective functioning of our Board of Directors, its committees, and the Company.

Code of Business Conduct.  Our Board of Directors has adopted a code of business conduct that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. The full text of our code of business conduct is posted on our website at www.synchronoss.com. If we make any substantive amendments to the code of business conduct or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. In addition, our Board of Directors has established an annual self-evaluation process to analyze and review their performance. Our Board of Directors reviews such results with the intention to utilize them to enhance their effectiveness.

Leadership Structure.  Our Board of Directors has given careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that the Company and its stockholders are best served by having Mr. Waldis, one of the Company’s founders, serve as both Chairman and Chief Executive Officer. Mr. Waldis’ combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board and executive management and it allows for a single, clear focus for the chain of command to execute our Company’s strategic initiatives and business plans.

Stockholder Communications with our Board of Directors

Stockholders may communicate with our Board of Directors by sending a letter to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attention: Secretary. Each such communication should set forth (i) the name and address of such stockholder as they appear on our books and, if the shares of our Common Stock are held by a nominee, the name and address of the beneficial owner of such shares and (ii) the number of shares of our Common Stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders and regularly forward to our Board of Directors all correspondence that, in his opinion, deals with the functions of our Board of Directors or committees thereof, or that he otherwise determines to be appropriate for their attention.

Director Compensation

This section provides information regarding the compensation policies for non-employee directors and amounts paid and securities awarded to these directors in 2009.

During 2009, as in 2008, cash fees earned by non-employee directors were as follows:

•	An annual retainer in the amount of $35,000 was paid to each member of our Board of Directors, for serving as a director of our Company.

•	An additional annual retainer in the amount of $20,000 was paid to Mr. Moore, for serving as chair of our Audit Committee, and an additional annual retainer in the amount of $10,000 was paid to each of Messrs. Cadogan and Hopkins, for serving as members of our Audit Committee.

•	An additional annual retainer in the amount of $15,000 was paid to Mr. Cadogan, for serving as chair of our Compensation Committee, and an additional annual retainer in the amount of $7,500 was paid to each of Messrs. Hoffman and Hopkins, for serving as members of our Compensation Committee.

•	An additional annual retainer in the amount of $10,000 was paid to Mr. Cadogan, for serving as chair of our Nominating/Corporate Governance Committee, and an additional annual retainer in the amount of $5,000 was paid to each of Messrs. Hoffman and Moore, for serving as members of our Nominating/Corporate Governance Committee.

•	An additional fee in the amount of $500 for each meeting attended by telephone, and in the amount of $750 for each meeting attended in person, was also paid to Messrs. Cadogan and Hopkins, members of our Business Development Committee.

The annual retainer fees were paid to our directors in advance in four quarterly payments on or about the first day of each calendar quarter and the meeting fees for our Business Development Committee were paid at the end of each quarter. In addition, we currently have a policy to reimburse directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board of Directors and Committee meetings.

Our Board of Directors has determined that non-employee directors are also entitled to an initial stock option award to purchase shares of our Common Stock upon such director’s election to our Board of Directors under our 2006 Equity Incentive Plan. These initial options vest and become exercisable for one-third of the shares after one year of service as a director, with the balance vesting in equal monthly installments over the remaining two years. Our Board of Directors also determined that on the first Tuesday of each year, including on January 6, 2009, each non-employee director receives an annual stock option award to purchase 10,000 shares of our Common Stock, which vests and becomes exercisable in equal monthly installments over the following twelve months if the director remains on the Board of Directors through that period. All options have an exercise price equal to the fair market value of our Common Stock on the date of the award.

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2009, other than a director who also served as a named executive officer.

	Fees Earned
	or Paid in		Option
	Cash		Awards	Total
Name	($)		($)(6)(7)	($)

William J. Cadogan(1)	73,750	(5)	49,055	122,805
Charles E. Hoffman(2)	47,500		49,055	96,555
Thomas Hopkins(3)	56,250	(5)	49,055	105,305
James McCormick	35,000		49,055	84,055
Donnie M. Moore(4)	60,000		49,055	109,055

(1)	Mr. Cadogan is chair of our Compensation Committee, and is a member of our Audit Committee, Business Development Committee and Nominating/Corporate Governance Committee. Mr. Cadogan served as chair of our Nominating/Corporate Governance Committee until February 2010.

(2)	Mr. Hoffman is chair of our Nominating/Corporate Governance Committee and a member of our Compensation Committee. Mr. Hoffman became chair of our Nominating/Corporate Governance Committee in February 2010.

(3)	Mr. Hopkins is a member of our Audit Committee, Business Development Committee and Compensation Committee.

(4)	Mr. Moore is chair of our Audit Committee and is a member of our Nominating/Corporate Governance Committee.

(5)	Includes $3,750 paid to each of Messrs. Cadogan and Hopkins for attendance by telephone of six meetings and in person of one meeting of our Business Development Committee.

(6)	As of December 31, 2009, each of Messrs. Cadogan, Hopkins and McCormick held 3,586 restricted shares of our Common Stock and Mr. Hoffman held 4,286 restricted shares of our Common Stock, all of which restricted shares have vested.

(7)	The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the Financial Statements for the Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of our assumptions in estimating the fair value of our stock awards. Our directors will not realize any value from these awards unless the options are exercised and the underlying shares sold. As of December 31, 2009, each of Messrs. Cadogan, Hoffman, Hopkins and McCormick held options to purchase 65,000 shares of our Common Stock having a weighted average exercise price of $13.60 per share and of which 54,166 shares were vested and Mr. Moore held options to purchase 55,000 shares of our Common Stock, having a weighted average exercise price of $21.22 per share and of which 49,304 shares were vested.

Director Stock Ownership Guidelines

In 2009, we established stock ownership guidelines for our directors. The purpose of these guidelines is to place limitations on the number of shares of our Common Stock that a director may sell in any given year, based on established target share ownership levels. Under our guidelines, the target share ownership levels for directors are a number of shares having a value equal to one times the annual cash retainer for our directors. The number of shares and vested options needed to be owned is calculated annually based on the closing stock price for the last trading day in the prior year. Each of the directors has three years from the date the stock ownership guidelines were established or, for future directors, three years from his or her election to our Board of Directors, to achieve their targeted equity ownership level. By limiting the number of shares a director is able to sell, these guidelines are intended to increase directors’ equity stake in the Company in an effort to align their interests more closely with those of our stockholders. From time to time, we review these guidelines based on market conditions, our peer companies and other considerations to determine whether they should be revised. Under our trading policy, we prohibit all hedging or “short sales” involving our securities by our employees, including our directors.

Compensation of Executive Officers

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation decisions and the most important factors relevant to an analysis of these decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section.

Compensation Philosophy and Operation/Procedures

Our executive compensation programs are designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above our expectations. The primary objective of our executive compensation program is to align executive compensation with our long-term business objectives and performance. As part of our compensation program, a portion of each executive officer’s incentive compensation is based on his or her individual performance. Factors affecting our judgment in determining an executive officer’s individual performance include the nature and scope of the executive officer’s responsibilities and his or her effectiveness in leading our initiatives to achieve corporate goals. As described below, our Compensation Committee also from time to time retains Radford to provide us with information regarding the compensation of executives at our peer companies and certain other general industry data. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will attract and retain qualified executives who are able to contribute to our long-term success and motivate them to a high level of performance.

Our Compensation Committee oversees our compensation program for all employees, and approves the form and amount of all employees’ salary, bonus and equity-based compensation, including those of our executives. It also oversees the administration of our cash and equity-based incentive plans, and from time to time addresses other compensation matters. In 2009 our Compensation Committee reviewed our compensation policies and practices for all employees, including executive officers, and determined that our compensation programs, which are designed to align our executives’ compensation with our long-term business objectives and performance and discourage the taking of unnecessary risks, are not likely to have a material adverse effect on the Company. In particular, our compensation program has been designed to include the following characteristics:

•	a mix of short-term and long-term incentives designed to treat comparably short term-incentives and long-term incentives;

•	annual performance metrics with thresholds, targets and maximums (not to exceed 115% of target) under the incentive-based compensation plan and the long-term incentive compensation plan being presented to and approved by our Compensation Committee in advance of the relevant fiscal year;

•	the consideration by our Compensation Committee of a full range of potential upside and downside payment scenarios;

•	short-term incentive program that allows our Compensation Committee to exercise downward discretion where appropriate;

•	the imposition of share ownership guidelines on our executive officers; and

•	the consideration of compliance with Company policies and ethical behaviors as an integral factor in all performance assessments.

Compensation Components

Our executives’ compensation has three primary components — salary, a yearly cash incentive bonus, and stock option and/or restricted stock awards granted pursuant to our 2006 Equity Incentive Plan, and certain contractual benefits in the event the executive’s employment is involuntarily terminated under certain circumstances. The first three of these elements implement the compensation philosophy described above: (i) the salary component is designed to attract executives and reward satisfactory performance; (ii) the bonus component is tied to our overall performance and an individual executive’s contribution to our broader goals; and (iii) the option/restricted stock component is designed to retain key executives and align their ownership interests with our long-term success. The termination-related benefits are designed to keep our executives’ attention focused on the business of the Company notwithstanding the possibility that their employment could be terminated at any time, including in the event of an acquisition of the Company. In addition to these four compensation elements, we provide our executives with benefits that are generally available to our salaried employees.

Our Compensation Committee’s current intent is to perform at least annually a strategic review of our executive officers’ base compensation and restricted stock and option holdings to determine whether they provide appropriate incentives and motivation to our executive officers. The performance metrics against which the executives are measured include both corporate and individual goals. Our Compensation Committee measures our performance against our specific performance goals established at the beginning of the fiscal year in determining the amount of each executive’s cash incentive bonus. Our CEO, as the manager of the members of the executive team, assesses our overall performance and the executives’ achievements over the year against their individual goals, and makes a recommendation to our Compensation Committee with respect to any merit increase in salary, cash bonus and stock option and restricted stock grants for each member of the executive team, other than himself. Our Compensation Committee meets to evaluate, discuss and modify or approve these recommendations, and to conduct a similar evaluation of our CEO’s contributions to corporate goals and achievement of individual goals. Our Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer, Chief Financial Officer and General Counsel, in his capacity as Secretary of our Compensation Committee. From time to time, our Compensation Committee meets in executive session.

We view all of the components of our executive compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other factors we deem relevant, such as the executive’s contribution to our overall success. We believe that, as is common in our sector, stock option and restricted stock awards are equal in importance to salary and bonus considerations.

Executive Officer Stock Ownership Guidelines

In 2009, we established stock ownership guidelines for our executive officers. The purpose of these guidelines is to place limitations on the number of shares of our Common Stock that an executive may sell in any given year, based on established target share ownership levels. Under our guidelines, the target share ownership levels are a number of shares having a value equal to (a) two times the annual base salary for our Chief Executive Officer and (b) one times the annual base salary for other executive officers. The number of shares and vested options needed to be owned is calculated annually based on the closing stock price for the last trading day in the prior year. Our Chief Executive Officer, in consultation with the Chairperson of the Nominating/Corporate Governance Committee, to make exceptions to our stock ownership guideline, based on specific circumstances. Each of the executive officers has three years, from the date the stock ownership guidelines were established, or for future executive officers, three years from the date he or she is elected as an executive officer, to achieve their targeted equity ownership level. By limiting the number of shares an executive is able to sell, these guidelines are intended to increase executives’ and directors’ equity stake in the Company in an effort to align their interests more closely with those of our stockholders. From time to time, we review these guidelines based on market conditions, our peer companies and other considerations to determine whether they should be revised. Under our trading policy, we prohibit all hedging or “short sales” involving our securities by our employees, including our executives.

Benchmarking of Base Compensation and Equity Holdings

Our Compensation Committee has the authority under its charter to select and retain consultants and other advisers to assist it in carrying out its duties. In 2009, the Compensation Committee engaged Radford from time to time to provide data about the compensation paid by our peer companies and other employers who compete with us for executive talent.

In 2008, in consultation with Watson Wyatt, our prior compensation consultant, and in connection with determining compensation levels for our executive officers for 2009, our Compensation Committee used the following as our peer companies:

Concur Technologies, Inc.	Opnet Tech, Inc.	Syniverse, Inc.
NeuStar, Inc.	Rackable Systems, Inc.	Ultimate Software, Inc.
Omniture, Inc.	Rightnow Technologies, Inc.	Unica Corporation
Openwave Systems, Inc.	Shutterfly, Inc.	Kenexa Systems

Our Compensation Committee generally reviews the peer companies periodically to reflect changes in market capitalization and other factors. Based on this review, our Compensation Committee has traditionally elected to set our respective executive officers’ salaries, bonuses and equity holdings at a level that it believes is competitive with executives with similar roles at our peer companies. Typically, our Compensation Committee’s goal is to provide overall compensation generally in alignment with the market competitive pay practices in our peer group when targeted levels of performance are achieved as determined by the annual operating plan approved by our Board of Directors, however, from time to time, our Compensation Committee may use other benchmarks to determine executive compensation as it deems appropriate. In instances where an executive officer is uniquely key to our success, our Compensation Committee may provide compensation above this established benchmark. Our Compensation Committee’s choice of using the competitive overall compensation of these peer group companies as its benchmark for compensation reflects our consideration of stockholders’ interests in paying what is necessary, but not significantly more than necessary, to achieve our corporate goals while conserving cash and equity as much as is practicable. We believe that, given the industry in which we operate and the corporate culture we have created, the total compensation and restricted stock and options we offer are generally sufficient to retain our existing executive officers and to hire new executive officers when and as required.

With respect to its compensation decisions for fiscal year 2009, because the Compensation Committee determined to make no changes from the level of cash compensation for our named executive officers that had applied in fiscal year 2008, the data related to the peer group companies played a less important role than in prior years or than we expect it may in future years (including with respect to 2010 compensation). Late in 2009, at the suggestion of its new compensation consultant Radford, our Compensation Committee updated the composition of our peer group in connection with its determination of our executive’s long-term equity incentive compensation equity grants for 2009 and will be the basis for determination of our executive’s cash compensation for 2010. In selecting our peer companies, Radford analyzed various factors such as geography, revenue, employee headcount, market capitalization, product candidate pipeline, and focus. As a result of this analysis, the following eleven companies were added as peer companies, making a total of 23 peer companies whose compensation data was made available to our Compensation Committee:

Cbeyond	iPass	Limelight Networks
LogMeIn	Neutral Tandem	Pegasystems
Riverbed	SolarWinds	Taleo
Internap Network Services	Diamond Management & Technology Consultants

Elements of Compensation

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the base salaries paid by our peer companies and the base salaries of other private and public companies with which we believe we compete for talent. Our Compensation Committee typically reviews executive salaries annually and makes salary adjustments based on the factors discussed above. In 2009, in connection with our annual review of compensation, Mr. Waldis recommended to our Compensation Committee that none of our executives receive any salary increase for 2009. Our Compensation Committee concurred with his recommendation.

Annual Cash Incentive Bonus.  At the beginning of each year, including 2009, our Compensation Committee adopts an annual executive performance incentive compensation plan. The purpose of this plan is to motivate our executives to achieve our revenue, operating income and key strategic and operating goals that we expect to increase long-term stockholder value, as well as for their individual achievements. We have designed the bonuses for each executive to focus that executive on achieving key operational and/or financial objectives within a yearly time horizon. Whether a named executive officer receives a bonus under these arrangements, and the amount of that bonus, depends primarily on our performance relative to Company-wide financial objectives. Our Board of Directors believes that Company-wide incentives foster teamwork among senior management and through the Company, and that consistently achieving better-than-expected financial results increases stockholder value and should be reflected in superior executive compensation. Under the

Company-wide annual cash incentive plan, if we achieve results that are below certain levels, than our executives receive no cash incentive bonus, while results that are above certain levels result in larger bonuses.

For each of our named executive officers other than Mr. Putnam, such officer’s annual target bonus is set forth in his employment agreement. Mr. Putnam has a separate incentive compensation plan, as described below. Under their respective employment agreements, Mr. Waldis’ annual target bonus is set at 65% of his annual base salary, and each of Messrs. Garcia’s, Irving’s and Rizer’s annual target bonus is set at 50% of his respective annual base salary. Each of Messrs. Garcia, Irving, Rizer and Waldis may earn in excess of his annual target bonus in the event that corporate and individual objectives set by the Board are exceeded. Under our incentive compensation plan, the maximum amount each of Messrs. Irving, Garcia and Rizer could have received in 2009 was 87.5% of their respective salaries and the maximum amount Mr. Waldis could have received in 2009 was 113.75% of his salary.

In December of 2008, our Compensation Committee established the performance goals and performance targets applicable under the incentive compensation plan for 2009 for cash bonuses that Messrs. Waldis, Garcia, Rizer and Irving were eligible to earn based on our 2009 internal annual operating plan. Our internal annual operating plan was developed by management and presented by Mr. Waldis, as Chief Executive Officer and President, and Mr. Irving, as Chief Financial Officer, to our Board of Directors for its review and approval. For each of Messrs. Waldis, Irving, Rizer and Garcia, 40% of the target bonus was based on our achieving 2009 revenue under our 2009 operating plan, 40% was based on our achieving 2009 non-GAAP operating income under our 2009 operating plan, and 20% was based on such person’s individual achievements and was discretionary. For 2009, the threshold performance level, at which 25% of the target payout is warranted, was set at approximately 90% of the target level, depending on the particular performance measured and the performance level at which a maximum payout, at which 175% of the target is warranted, would be made was set at approximately 110% of the target level goal for each performance measure. The target performance levels under the annual cash incentive compensation plan are aligned with our annual operating plan to motivate executives to achieve those performance goals in a manner that is consistent with stockholder’s expectations of our forecasted results. As we expect to achieve our annual operating plan when it is set, we have similar expectations regarding the achievement of the goals under the annual incentive compensation plan. In addition, our Compensation Committee may pay the discretionary portion of the target bonus based on individual performance. Our Compensation Committee reviews the performance of each executive officer at least once per year. We are not disclosing the specific performance target levels and related criteria because they constitute confidential commercial or financial information that we do not disclose to the public. We believe that disclosing such target levels and related criteria would provide competitors and third parties with insights into our operational strategy and our confidential planning process and would allow our competitors to predict certain business strategies and cause us competitive harm.

For 2009, we achieved 99% of our target revenue as compared to our 2009 operating plan. As a result, each of Messrs. Waldis, Irving, Garcia and Rizer received $113,905, $51,660, $55,350 and $50,738, respectively, representing 92% of the portion of their incentive cash compensation based on revenue. For 2009, we achieved 95% of our target operating income as compared to our 2009 operating plan. As a result, each of Messrs. Waldis, Irving, Garcia and Rizer received $78,898, $35,784, $38,340 and $35,145, respectively, representing 64% of the portion of their incentive cash compensation based on target operating income. With respect to the individual component of the cash incentive bonus, each of Messrs. Waldis, Irving, Garcia and Rizer received a discretionary bonus for 2009 of $55,575, $25,200, $27,000 and $13,750, respectively, based on each of their performance against their individual objectives and their performance appraisal by Mr. Waldis (other than his own bonus) and our Compensation Committee and, in the case of Mr. Waldis, our Board of Directors. Mr. Waldis received 90% of his individual target bonus based on our strong operating and financial performance and our progress in strategic product development, increasing our penetration of existing customers and generating new customers. Mr. Irving received 90% of his individual target bonus based on leading the effort to reduce our effective tax rate, continually emphasizing expense management, and overseeing the management of our expanding human resource commitments to ensure that they met both costs and dynamic business needs of our business. Mr. Garcia received 90% of his individual target bonus based on leading operations to deliver programs to customers on time and within budget while growing the business of existing accounts by over 15%. Mr. Rizer received 50% of his individual target bonus based on his efforts to drive business development initiatives which were slightly below our targeted goal of executing agreements with respect to these initiatives in 2009. The actual amount paid to each of Messrs. Waldis, Irving, Garcia and Rizer with respect to the incentive cash compensation plan is shown in the “Non-Equity Incentive Plan Compensation” and “Bonus” columns of the Summary Compensation Table below.

For 2009, the incentive compensation plan for Mr. Putnam, as our Executive Vice President of Sales, is based on the revenue generated by his sales team. Under his incentive compensation plan, Mr. Putnam is entitled to receive 4% of the total contract value over the life of the original contract with any customer for which he was solely responsible in procuring prior to being promoted to his current position in 2005. Under the above terms, he received an initial 2% upon the signing of the contract and the remainder based on our collections during the life of the original contract. Upon being promoted to his current position in 2005, Mr. Putnam receives 1% of the collections received by us from customers for which his sales team was responsible for procuring. The actual amount paid to Mr. Putnam with respect to the incentive compensation plan is shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

Long-Term Incentive Equity Compensation.  The authority to make equity grants to executive officers rests with our Compensation Committee, although the Compensation Committee does consider the recommendations of our Chief Executive Officer, as well as survey data provided by Radford. Generally, the size of each grant is set at a level that our Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the ratio of unvested to vested options held by the individual at the time of the new grant. Since our initial public offering, all awards of options to purchase shares of our common stock have been made at the market price at the time of the award, as reported on Nasdaq on the date of grant; for any option grants to any executive officer or employee who joins us, the options will be granted on the closing market value of our stock as reported on Nasdaq on the later of (i) the date of grant or (ii) the date the executive officer or employee joins the Company.

A stock option grant is made in the year that an executive officer commenced employment. At the end of each calendar year, at our Compensation Committee’s regularly scheduled December meeting, generally the first Tuesday in December, our Compensation Committee considers annual replenishment equity awards for executive officers based on recommendations from our Chief Executive Officer and survey data provided by its compensation consultant. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time. Beginning in 2006, annual replenishment awards have been made through a combination of grants of stock options and shares of restricted stock. In December 2009, based on a recommendation by Radford, our Compensation Committee granted a combination of options and performance shares as the annual replenishment awards to our executives. Our decision to use restricted stock and performance shares to satisfy a portion of our annual replenishment equity awards was based on a desire to reduce short-term dilution and stock plan share usage, while simultaneously maintaining competitive rewards to retain employee talent. Restricted stock and performance shares gives an employee the right to receive a specified number of shares of our Common Stock at no cost to the employee if the employee remains employed with us until the restricted stock vests. The actual number of performance shares each executive will receive in 2010 will be determined on December 31, 2010 based on our revenue and operating margin for 2010. The restricted stock and stock option grants generally vest 25% after the first year and monthly thereafter for three additional years. The performance shares vest 33 1/3% after the first year and annually for two additional years. Although its value may increase or decrease with changes in the stock price during the period before vesting, restricted stock and performance shares will have value in the long term, thus encouraging retention, while the entire compensation value of a stock option depends on future stock price appreciation. Accordingly, restricted stock and performance shares can deliver significantly greater share-for-share compensation value at grant than stock options and we can offer comparable compensation value with fewer shares and less dilution for our stockholders. The size of each annual grant is set at a level that our Compensation Committee deems appropriate based on its judgment, as well as from time to time counsel by Radford to create a meaningful opportunity to realize value from equity based upon the employee’s position with us, the employee’s potential for future responsibility and promotion, the individual’s performance in the recent period, our performance in the recent period and the competitive marketplace trends.

As explained above, in 2009, our Compensation Committee retained Radford to provide input on the annual replenishment grants for our executive officers based on an analysis of grants provided to executives at our peer companies. Radford’s information included an analysis of equity grants provided by our peer companies. Our Compensation Committee together with our Chief Executive Officer used the ranges from Radford’s analysis of peer companies in determining option and performance share awards for our executive officers, modifying such grants based on such executive officers’ individual performance, using the same criteria discussed above under “Annual Incentive Cash Bonus.” Based on achieving 90% of such executive officers’ individual performance, Messrs. Waldis, Irving, Garcia and Putnam received grants at the high end of similar positions at our peer companies. With respect to Mr. Rizer, since he achieved 50% of his executive officers’ individual performance, he received an equity grant commensurate with those executives in the 50th percentile compared to our peer companies. The number and value of the performance shares subject to our 2009 grants to the named executive officers is reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards” tables below.

Chief Executive Officer Compensation.  Mr. Waldis’ 2009 compensation consisted of base salary, cash incentive bonus and stock option and performance share grants. As discussed above, Mr. Waldis did not receive any increase to his base salary in 2009. The amount of his annual cash bonus is as described above. In 2009, Mr. Waldis was awarded a stock option and performance share grant under our long-term incentive compensation plan at the same time and in accordance with the same methods used for other executives, as described above. The actual value of awards paid to Mr. Waldis in 2009 are shown in the “Summary Compensation Table” below.

As Chief Executive Officer and President, Mr. Waldis’ responsibilities are much greater than those of the other executives, as he is informed and involved, in a detailed manner, with each department’s progress toward our shared Company goals. In our industry, the Chief Executive Officer must be deeply aware of the Company’s strengths and obstacles, and have sharp strategic vision for the Company’s future while maintaining our ability to adapt to changed circumstances and prospects quickly and thoughtfully. We believe Mr. Waldis displays these skills. The successful progress of our research and development programs and success of our customer engagements brings value to the Company and our stockholders, and we believe Mr. Waldis’ direction in the decisions and actions that drive this progress merit the compensation that he receives.

Post-Termination Protection.  We have agreed to change in control severance arrangements with our executive officers, each of which is described below under the heading “Severance and Change in Control Arrangements.” Our Compensation Committee believes the change in control severance arrangements are important to protect our executive officers in the event of any involuntary termination associated with a change in control and that the amounts are reasonable when compared with similar arrangements adopted by peer companies. Within this change in control severance arrangement, our Compensation Committee sought uniformity of results among the executive officers based on their positions at the Company. In addition, our Compensation Committee believes that the events triggering payment, both a change in control and an involuntary termination, and then only when there is no misconduct by the officer, are fair hurdles for the ensuing rewards. In addition, each of our executive officers would receive severance under his respective employment agreement if he is terminated without “cause” as defined in his employment agreement. The severance program is provided as a temporary source of income in the event of an executive’s involuntary termination of employment. No changes were made to these arrangements in 2009.

Other Benefits.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We also lease an automobile (and pay applicable insurance and gas) for Messrs. Waldis and Irving to be used primarily for business purposes. We also provide Mr. Garcia with a car allowance for an automobile to be used primarily for business purposes. There were no other special benefits or perquisites provided to any executive officer in 2009. In 2009, we reimbursed a portion of the expenses incurred by Mr. Rizer in relocating to New Jersey in connection with his joining our Company.

Tax Deductibility of Pay.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to our chief executive officer and our three other most highly paid named executive officers (other than our chief financial officer). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To qualify for an exemption from the $1,000,000 limitation, the stockholders were asked to approve a limit under the incentive plan on the maximum number of shares for which a participant may be granted stock options in any calendar year. Because the incentive plan and option grants under the incentive plan comply with the applicable requirements for this exemption, any compensation deemed paid to a named executive officer when he or she exercises an option with an exercise price that is at least equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation and should not be subject to the $1,000,000 deduction limitation. Restricted stock awards that are subject to time based vesting are generally not considered performance-based under Section 162(m) of the Code and, as such, may not be fully deductible by us. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Although some amounts recorded as compensation by us to certain executives may be limited by Section 162(m) of the Code, that limitation does not result in the current payment of increased federal income taxes by the Company due to its significant net operating loss carry forwards. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) of the Code if it determines that such action is appropriate and in our best interests.

Accounting Matters.  We account for equity compensation paid to our employees under the rules of FASB ASC Topic No. 718, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred. We structure cash bonus compensation so that it is taxable to our employees at the time it becomes available to them.

Summary.  We believe that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees’ interests with those of our stockholders. We believe that the compensation of our executives is both appropriate for and responsive to the goal of improving stockholder value.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chairman
Charles E. Hoffman
Thomas J. Hopkins

  (1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to the Company’s “principal executive officer,” “principal financial officer” and the three other highest paid executive officers (our “named executive officers”) for 2009:

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position(a)	Year	($)(1)(b)	($)(c)	($)(2)(d)	($)(3)(e)	(4)(f)	($)(g)		($)(h)

Stephen G. Waldis	2009	475,000	55,575	472,680	1,074,820	192,803	16,219	(5)	2,287,097
Chairman of the Board of Directors,	2008	475,000	-0-	99,300	415,065	-0-	22,877	(5)	1,012,242
President and Chief Executive Officer	2007	450,000	86,450	233,820	1,120,305	432,250	15,750	(5)	2,338,575
Lawrence R. Irving	2009	280,000	25,200	161,348	404,435	87,444	25,908	(6)	984,335
Chief Financial Officer and Treasurer	2008	280,000	-0-	56,608	232,436	-0-	20,573	(6)	589,617
	2007	266,250	39,200	137,830	660,383	196,000	16,638	(6)	1,316,301
Robert Garcia	2009	300,000	27,000	286,335	709,322	93,690	17,850	(7)	1,434,197
Chief Operating Officer	2008	300,000	-0-	97,314	406,764	-0-	10,500	(7)	814,578
	2007	281,250	42,000	147,685	707,558	210,000	5,650	(8)	1,394,143
Christopher Putnam	2009	180,000	—	161,348	404,435	587,424	8,250	(8)	1,341,457
Executive Vice President of Sales	2008	180,000	—	19,860	83,013	493,807	7,750	(8)	784,430
	2007	180,000	—	59,060	283,027	452,867	5,650	(8)	980,604
Daniel Rizer	2009	275,000	13,750	86,355	139,220	85,883	103,750	(9)	703,958
Executive Vice President of Business Development	2008	34,375	-0-	151,000	627,155	-0-	229	(8)	812,759

(1)	The salary amount represents the salary earned from January 1 through December 31 of the applicable year. See discussion above under “Compensation, Discussion & Analysis — Base Salary.”

(2)	The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the target number of performance share awards granted to our executive officers. See Footnote 2 to the Financial Statements for our Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of our assumptions in estimating the fair value of our performance share awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and sold.

(3)	The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our executive officers. See Footnote 2 to the Financial Statements for the Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

(4)	The amounts under this column include amounts paid under the Company’s incentive compensation plan described under “Compensation Discussion & Analysis.”

(5)	Reflects amounts paid to Mr. Waldis for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(6)	Reflects amounts paid to Mr. Irving for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(7)	Reflects amounts paid to Mr. Garcia for a car allowance and 401(k) matching contributions.

(8)	Represents 401(k) matching contributions.

(9)	Reflects relocation expenses in the amount of $100,000 paid to Mr. Rizer in 2009 and 401(k) matching contributions.

Equity Compensation Plan Information

The following table presents information as of December 31, 2009 about our equity compensation plans.

Weighted-Average
	Number of Securities to be Issued	Exercise Price of	Number of Securities Remaining Available for
	Upon Exercise of Outstanding	Outstanding Options,	Future Issuance Under Equity Compensation
Equity Compensation Plan	Options, Warrants and Rights	Warrants and Rights	Plans (Excluding Securities Reflected in Column (a))
Information Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	4,622,619 (2)	$13.44 (3)	809,971 (4)
Equity compensation plans not approved by security holders	-0-	-0-	-0-

(1)	Consists of the 2000 Stock Plan, 2006 Equity Incentive Plan, and Employee Stock Purchase Plan.

(2)	Includes approximately 178,000 shares of our Common Stock subject to restricted stock awards and approximately 376,000 shares of our Common Stock subject to stock units that entitle each recipient to one share of our Common Stock for each such unit that vests over the recipient’s period of service or achievement of performance goals. Includes no purchase rights accruing under the Employee Stock Purchase Plan as no such purchase rights have been granted to date.

(3)	Calculated without taking into account the approximately 178,000 shares of our Common Stock subject to restricted stock awards and approximately 376,000 shares of our Common Stock subject to stock units that become issuable as those units vest, without any cash consideration or other payment required for such shares.

(4)	Includes shares of our Common Stock available for future issuance under the 2006 Equity Incentive Plan and Employee Stock Purchase Plan. As of December 31, 2009, 309,971 shares of our Common Stock were available for future issuance under the 2006 Equity Incentive Plan. As of December 31, 2009, 500,000 shares of Common Stock were available for issuance under the Employee Stock Purchase Plan. No shares are available for future issuance under the 2000 Stock Plan.

Grants of Plan Based Awards

The following table sets forth each equity award granted to our named executive officers during the year ended December 31, 2009. The FASB ASC Topic No. 718 value of these awards is also reflected in columns (d) and (e) of the Summary Compensation Table above.

						All Other
						Stock Awards:		All Other		Grant Date
						Number of		Option Awards:		Fair
		Estimated Future Payouts Under				Shares of		Number of		Value of
		Non-				Stock or		Securities	Exercise or	Stock and
		Equity Incentive Plan Awards(1)				Units		Underlying	Base Price of	Option
	Grant	Threshold	Target	Maximum		(#)(f)		Options	Option Awards	Awards
Name(a)	Date(b)	($)(c)	($)(d)	($)(e)	Threshold	Target	Maximum	(#)(g)	($/Sh)(h)	($)(2)(i)

Stephen G. Waldis		0	308,750	540,313
	12/1/2009				15,600	31,200	46,800			472,680
	12/1/2009							146,300	14.00	1,074,820
Lawrence R. Irving		0	140,000	245,000
	12/1/2009				5,325	10,650	15,974			161,348
	12/1/2009							55,050	14.00	404,435
Robert Garcia		0	150,000	262,500
	12/1/2009				9,450	18,900	28,350			286,335
	12/1/2009							96,550	14.00	709,322
Christopher Putnam		—	—	—
	12/1/2009				5,325	10,650	15,974			161,348
	12/1/2009							55,050	14.00	404,435
Daniel Rizer		0	112,500	196,875
	12/1/2009				2,850	5,700	8,550			86,355
	12/1/2009							18,950	14.00	139,220

(1)	Each of the named executive officers was granted a non-equity incentive plan award pursuant to our 2009 incentive compensation plan and their respective employment agreements. The amounts shown in the “Target” column reflect the target cash payment level under their respective employment agreement if the Company and each executive officer achieved all of their specific performance objectives and goals previously approved by our Compensation Committee. The amounts shown in the “Maximum” column reflect the target payment levels under their respective employment agreements if the Company and each executive officer achieves the maximum of each of the Company objectives and their individual objectives previously approved by our Compensation Committee. Mr. Putnam has no target payment level. The 2009 incentive cash compensation plan is discussed in greater detail in “Compensation Discussion and Analysis.” The actual amounts paid to each named executive officer are shown in the Summary Compensation Table above.

(2)	For performance share awards, the value in this column is based on the closing price of the Company’s common shares on December 17, 2009, the date our Board approved the performance criteria for the performance shares ($15.15) and represents the grant date fair value based upon the target number of shares to be awarded. For stock options, the amounts reflect the grant date fair value, computed in accordance with FASB ASC Topic 718, of option awards granted to our executive officers. See Footnote 2 to the Financial Statements for the Annual Report on Form 10-K for the year ended December 31, 2009 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

Description of Awards Granted in 2009

•	Stephen G. Waldis: On December 1, 2009, we granted Mr. Waldis (i) an option to purchase 146,300 shares of our common stock and (ii) a target of 31,200 performance shares of restricted stock. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income

•	Lawrence R. Irving: On December 1, 2009, we granted Mr. Irving (i) an option to purchase 55,050 shares of our common stock and (ii) a target of 10,650 performance shares of restricted stock. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income.

•	Robert Garcia: On December 1, 2009, we granted Mr. Garcia (i) an option to purchase 96,550 shares of our common stock and (ii) a target of 18,900 performance shares of restricted stock. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income.

•	Christopher Putnam: On December 1, 2009, we granted Mr. Putnam (i) an option to purchase 55,050 shares of our common stock and (ii) a target of 10,650 performance shares of restricted stock. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income.

•	Daniel Rizer: On December 1, 2009, we granted Mr. Rizer (i) an option to purchase 18,950 shares of our common stock and (ii) a target of 5,700 performance shares of restricted stock. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income.

With respect to each executive officers, (a) the option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after December 1, 2009, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter and (b) our right to repurchase the performance shares lapses with respect to one-third of the shares on December 31, 2010, provided such executive officer has been continually employed by the Company and one- third of the shares on each of December 31, 2011 and December 31, 2012, provided such executive officer has been continually employed by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2009.

	Option Awards						Stock Awards
	Number of		Number of				Number of		Market Value of
	Securities		Securities				Shares or		Shares or Units of
	Underlying		Underlying		Option		Units of Stock		Stock That
	Unexercised		Unexercised		Exercise	Option	That Have		Have Not
	Options (#)		Options (#)		Price	Expiration	Not Vested		Vested
Name(a)	Exercisable(b)		Unexercisable(c)		($)(d)	Date(e)	(#)(f)		(1)(g)($)

Stephen G. Waldis	73,333	(2)	6,667	(2)	8.98	4/3/2016	833	(7)	13,170
	42,565	(3)	14,188	(3)	12.68	12/5/2016	1,774	(8)	28,047
	25,909	(4)	25,909	(4)	36.10	12/4/2014	3,239	(9)	51.209
	20,000	(5)	60,000	(5)	9.93	12/19/2015	7,500	(10)	118,575
			146,300	(6)	14.00	12/1/2016	31,200	(11)	493,272
Lawrence R. Irving	45,833	(2)	4,167	(2)	8.98	4/3/2016	469	(7)	7,415
	41,250	(2)	3,750	(2)	8.98	4/3/2016	1,064	(8)	16,822
	25,539	(3)	8,513	(3)	12.68	12/5/2016	1,909	(9)	30,181
	15,273	(4)	15,273	(4)	36.10	12/4/2014	4,200	(10)	66,402
	11,200	(5)	33,600	(5)	9.93	12/19/2015	10,650	(11)	151,549
			55,050	(6)	14.00	12/1/2016
Robert Garcia	312	(12)			0.29	2/5/2014	6,250	(14)	98,813
	38,416	(13)			1.84	4/12/2015	463	(7)	7,320
	68,750	(2)	6,250	(2)	8.98	4/3/2016	1,064	(8)	16,822
	41,250	(2)	3,750	(2)	8.98	4/3/2016	2,046	(9)	32,347
	25,539	(3)	8,513	(3)	12.68	12/5/2016	7,350	(10)	116,204
	16,364	(4)	16,364	(4)	36.10	12/4/2014	18,900	(11)	289,809
	19,600	(5)	58,800	(5)	9.93	12/19/2015
			96,550	(6)	14.00	12/1/2016
Christopher Putnam	3,205	(15)			0.29	12/6/2014	417	(7)	6,593
	76,146	(2)	8,333	(2)	8.98	4/3/2016	710	(8)	11,225
	35,915	(2)	3,333	(2)	8.98	4/3/2016	818	(9)	12,933
	17,026	(3)	5,675	(3)	12.68	12/5/2016	1,500	(10)	23,715
	6,546	(4)	6,546	(4)	36.10	12/4/2014	10,650	(11)	151,549
	4,000	(5)	12,000	(5)	9.93	12/19/2015
			55,050	(6)	14.00	12/1/2016
Daniel Rizer	54,167	(16)	145,833	(16)	6.04	11/9/2015	5,700	(11)	90,117
			18,950	(6)	14.00	12/1/2016	18,229	(17)	288,200

(1)	Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock at the end of fiscal year 2009. The actual value (if any) to be realized by the executive officer depends on whether the shares vest and the future performance of our Common Stock. On December 31, 2009, the closing price of our Common Stock was $15.81 per share. Each of the options and restricted shares automatically vest if we are acquired and the officer is either involuntarily terminated or voluntarily resigns as discussed in more detain below under “Severance and Change in Control Arrangements.”

(2)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(3)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5,

2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(4)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(5)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 19, 2008. Starting with December 2, 2009, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(6)	Messrs. Waldis, Irving, Garcia, Putnam and Rizer received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 1, 2009. Starting with December 1, 2010, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(7)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on October 2, 2006. Starting with April 3, 2007, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(8)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5, 2007, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(9)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(10)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 19, 2008. Starting with December 4, 2009, 25% of the shares vest. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(11)	Messrs. Waldis, Irving, Garcia, Putnam and Rizer received a target grant of performance shares of our Common Stock under our 2006 Equity Incentive Plan on December 1, 2009. The actual number of shares, if any, to be issued shall be determined on December 31, 2010 based on the Company’s 2010 revenue and operating income. One-third of the shares will vest on each of December 31, 2010, December 31, 2011 and December 31, 2012 provided such individual is continuously employed by us.

(12)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on February 19, 2004. Starting on February 19, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on February 19, 2008.

(13)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 12, 2005. Starting on January 3, 2006, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will become fully exercisable four years after the date of grant.

(14)	Mr. Garcia received a grant of restricted shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(15)	Mr. Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on December 21, 2004. Starting on December 6, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on December 6, 2008.

(16)	Mr. Rizer received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on November 21, 2008 at the commencement of his employment. Starting on November 21, 2009, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option will become fully exercisable four years after the date of grant.

(17)	Mr. Rizer received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on November 21, 2008. Starting with November 21, 2009, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of options by each named executive officer during the year ended December 31, 2009 and the number of shares of restricted stock held by each named executive officer that vested during the year ended December 31, 2009.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name(a)	(#)(b)	($)(c)	(#)(d)	($)(1)(e)

Stephen G. Waldis	—	—	8,394	107,277
Lawrence R. Irving	—	—	4,825	61,535
Robert Garcia	—	—	24,952	300,553
Christopher Putnam	—	—	2,869	35,441
Daniel Rizer	—	—	6,771	91,081

(1)	For stock awards, value realized is based on the fair market value of our Common Stock on date of vesting. For option awards, value realized is based on the fair market value of our Common Stock on date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the executive officer.

Severance and Change in Control Arrangements

We have entered into employment agreements with our executive officers that contain severance/change in control provisions as described below, each of which expires on December 31, 2011. New employment agreements were entered into with each of our executive officers in 2008 to include changes to comply with Section 409A of the Internal Revenue Code. No substantive changes were made to the severance arrangements for any of the executive officers from his prior employment agreement. These individuals will only be eligible to receive severance payments if each such officer signs a general release of claims following an eligible termination. These severance arrangements are designed to promote stability and continuity of senior management.

Stephen G. Waldis.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Waldis’ employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to two times his base salary, plus two times his average bonus received in the immediately preceding two years and, if Mr. Waldis resigns for good reason, the severance payment will be one and one-half times his base salary and average bonus. If within 12 months following a change in control, Mr. Waldis is terminated for reasons other than cause or permanent disability, or Mr. Waldis terminates his employment for good reason, he shall receive a lump sum severance payment equal to 2.99 times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Lawrence R. Irving, Robert Garcia and Daniel Rizer.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Messrs. Irving, Garcia or Rizer’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Irving, Garcia or Rizer resigns for good reason, the severance payment will be one times his base salary and average bonus. If within 12 months following a change in control, Mr. Irving, Garcia or Rizer is terminated for reasons other than cause or permanent disability, or Mr. Irving, Garcia or Rizer terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Christopher Putnam.  If prior to, or more than 12 months following, the occurrence of a change in control of Synchronoss, Mr. Putnam’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment, and, if Mr. Putnam resigns for good reason, the severance payment will be one times his base salary plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment. If within 12 months following a change in control, Mr. Putnam is terminated for reasons other than cause or permanent disability, or Mr. Putnam terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment.

Our Compensation Committee of our Board of Directors, as plan administrator of our 2000 Stock Plan and 2006 Equity Incentive Plan, has the authority to provide for accelerated vesting of the shares of common stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of us.

In April 2006, our Compensation Committee approved agreements with each of Stephen G. Waldis, our President, Chief Executive Officer and Chairman, Lawrence R. Irving, our Chief Financial Officer and Treasurer, Robert Garcia, currently our Chief Operating Officer, and Christopher Putnam, our Executive Vice President of Sales, to provide that, effective upon the closing of our initial public offering, each of their outstanding options and restricted shares will vest and become exercisable in full if the officer’s employment is Involuntarily Terminated (as defined below) within twelve (12) months following a Change in Control (as defined below). Involuntary Termination includes the executive officer’s (i) discharge without cause or (ii) resignation following a change in position that materially reduces the officer’s level of authority or responsibility, a reduction in compensation or benefits, or relocation of the optionee’s workplace. A Change in Control includes: (i) a merger of Synchronoss after which our own stockholders own 50% or less of the surviving corporation or its parent company; (ii) a sale of all or substantially all of our assets; (iii) a proxy contest that results in the replacement of more than one-half of our directors over a 24 month period; or (iv) an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to Synchronoss, such as a holding company owned by our stockholders. Upon joining the Company, we agreed to provide Daniel Rizer, currently our Executive Vice President of Business Development, with the same vesting right with respect to any grants of options or restricted shares in the event of his Involuntary Termination within 12 months after a Change in Control as is provided for the above executive officers.

Estimated Payments and Benefits

The table below reflects the potential payments and benefits to which the named executive officers would be entitled under the Company’s change in control severance plan adopted by the Board of Directors. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than pursuant to the change in control severance plan described above. The amounts shown in the table below assume that each termination was effective as of December 31, 2009, and that all eligibility requirements under the change in control severance plan were met.

			Termination		Termination Without
		Voluntary	Without	Termination	Cause or Resignation	Change in
		Resignation/	Cause	Due to	Following a Trigger	Control (no
		Termination	Prior to Change	Death or	Event After a Change	Termination of
Name	Benefit	for Cause	in Control	Disability	in Control	Employment)

Stephen G. Waldis	Severance(1)($)	-0-	1,209,350	308,750	1,938,950	-0-
	Option Acceleration(2)	-0-	-0-	-0-	707,547	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	210,969	-0-
	Health, and Welfare(4)($)	-0-	-0-	17,637	-0-	-0-

	Total Value ($)	$-0-	1,209,350	$326,387	$2,857,466	$-0-

Lawrence R. Irving	Severance(1)($)	-0-	537,600	140,000	795,200	-0-
	Option Acceleration(2)	-0-	-0-	-0-	377,927	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	120,804	-0-
	Health and Welfare(4)($)	-0-	-0-	17,637	-0-	-0-

	Total Value($)	$-0-	$537,600	$157,637	$1,293,931	$-0-

Robert Garcia	Severance(1)($)	-0-	576,000	150,000	852,000	-0-
	Option Acceleration(2)	-0-	-0-	-0-	615,445	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	271,568	-0-
	Health and Welfare(4)($)	-0-	-0-	17,637	-0-	-0-

	Total Value($)	$-0-	$576,000	$167,637	$1,739,013	$-0-

Christopher Putnam	Severance(1)($)	-0-	441,008	171,008	531,008	-0-
	Option Acceleration(2)	-0-	-0-	-0-	267,649	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	54,434	-0-
	Health and Welfare(4)($)	-0-	-0-	17,637	-0-	-0-

	Total Value($)	$-0-	$441,008	$188,645	$853,091	$-0-

Daniel Rizer	Severance(1)($)	-0-	550,000	137,500	825,000	-0-
	Option Acceleration(2)	-0-	-0-	-0-	1,459,088	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	288,200	-0-
	Health and Welfare(4)($)	-0-	-0-	19,779	-0-	-0-

	Total Value($)	$-0-	$550,000	$157,279	$2,572,288	$-0-

(1)	For purposes of valuing the severance and vacation payments in the table above, we used each executive’s base salary at the end of 2009.

(2)	The value of option acceleration shown in the table above was calculated based on the assumption that the officer’s employment termination and the change of control (if applicable) occurred on December 31, 2009. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the difference between the closing price of the Company’s common stock on December 31, 2009, and the exercise price of the option.

(3)	The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the officer’s employment and the change of control (if applicable) occurred on December 31, 2009. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of the Company’s common stock on December 31, 2009.

(4)	Amounts reflects two times the current cost to the Company of the individual’s health and welfare benefits per year, as set forth in each individual executive’s employment agreement.

Equity Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 15, 2010 with respect to the beneficial ownership of our common stock by persons known to us to own beneficially more than 5% of our Common Stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding.

As of March 15, 2010, 31,231,956 shares of our Common Stock were outstanding. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

	Beneficially
Name of Beneficial Owner	Owned(1)		Percent(2)

Stephen G. Waldis	1,919,072	(3)	6.1%
James M. McCormick	3,987,307	(4)	12.7%
William J. Cadogan	307,093	(5)	*
Charlie E. Hoffman	72,621	(6)	*
Thomas J. Hopkins	80,542	(7)	*
Donnie M. Moore	58,335	(8)	*
Lawrence R. Irving	338,857	(9)	1.1%
Robert Garcia	303,186	(10)	*
Christopher Putnam	162,625	(11)	*
Daniel Rizer	107,005	(12)	*
All executive officers and directors as a group (14 persons)	10,208,743		30.8%
Vertek Corporation 463 Mountain View Drive Colchester, VT 05446	2,000,000	(13)	6.4%
Institutional Venture Partners XI, L.P. 3000 Sand Hill Road Building 2, Suite 250 Menlo Park, CA 94025	3,748,425	(14)	12.0%
Harvest Capital Strategies LLC 600 Montgomery Street San Francisco, CA 94111	1,918,500	(15)	6.1%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	2,836,579	(16)	9.1%
Adage Capital Partners, LP 200 Clarendon Street, 52nd Floor Boston, MA 02116	2,394,755	(17)	7.7%

*	Less than 1% of the shares of common stock outstanding as of March 15, 2010.

(1)	Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of March 15, 2010.

(2)	Any shares not outstanding which are subject to options exercisable within 60 days of March 15, 2010 are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any person holding such shares but are not deemed outstanding for the purpose of computing the percentage of shares owned by any other person.

(3)	Includes 223,606 shares held by the Waldis Family Partnership, L.P. Includes 10,000 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 7,094 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 6,477 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 10,000 restricted shares granted on December 19, 2008, 25% of such shares will vest on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 188,177 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 226,754 shares subject to options not exercisable within 60 days of March 15, 2010.

(4)	Excludes 734,200 shares held in two separate trusts for the benefit of certain of his family members, as to which he has no voting or investment power and disclaims beneficial ownership. Includes 871,896 shares held by a grantor retained annuity trust dated June 11, 2008, of which Mr. McCormick is the trustee. Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 33% of such shares vest on each of January 5, 2011, January 5, 2012 and January 5, 2013 provided Mr. McCormick remains a director. Includes 65,000 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 7,500 shares subject to options not exercisable within 60 days of March 15, 2010.

(5)	Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested . Includes 3,335 restricted shares granted on January 5, 2010, 33% of such shares vest on each of January 5, 2011, January 5, 2012 and January 5, 2013 provided Mr. Cadogan remains a director. Includes 50,000 shares held by Barbara Cadogan, Mr. Cadogan’s wife. Includes 65,000 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 7,500 shares subject to options not exercisable within 60 days of March 15, 2010.

(6)	Includes 4,286 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 33% of such shares vest on each of January 5, 2011, January 5, 2012 and January 5, 2013 provided Mr. Hoffman remains a director. Includes 65,000 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 7,500 shares subject to options not exercisable within 60 days of March 15, 2010.

(7)	Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 33% of such shares vest on each of January 5, 2011, January 5, 2012 and January 5, 2013 provided Mr. Hopkins remains a director. Includes 65,000 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 7,500 shares subject to options not exercisable within 60 days of March 15, 2010.

(8)	Includes 3,335 restricted shares granted on January 5, 2010, 33% of such shares vest on each of January 5, 2011, January 5, 2012 and January 5, 2013 provided Mr. Moore remains a director. Includes 55,000 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 7,500 shares subject to options not exercisable within 60 days of March 15, 2010.

(9)	Includes 5,625 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 4,256 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 3,818 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 5, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 5,600 restricted shares granted on December 19, 2008, 25% of such shares vested on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Irving thereafter. Includes 142,540 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 116,907 shares subject to options not exercisable within 60 days of March 15, 2010.

(10)	Includes 75,000 restricted shares granted on April 3, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 12,383 shares granted on April 5, 2006, of which 6,448 shares vested as of February 28, 2007, and 1/48th of such shares shall vest for each month of continuous service by Mr. Garcia thereafter.

Includes 5,625 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 4,256 restricted shares granted on December 5, 2006, 25% of such shares will vest on December 5, 2007, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 4,091 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 9,800 restricted shares granted on December 19, 2008, 25% of such shares will vest on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 235,353 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 165,104 shares subject to options not exercisable within 60 days of March 15, 2010.

(11)	Includes 5,000 restricted shares granted on October 2, 2006, 25% of such shares vested on April 3, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 2,838 restricted shares granted on December 5, 2006, 25% of such shares vested on December 5, 2007 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 1,636 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 4, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 2,000 restricted shares granted on December 19, 2008, 25% of such shares will vest on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Putnam thereafter. Includes 159,898 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 73,876 shares subject to options not exercisable within 60 days of March 15, 2010.

(12)	Includes 25,000 restricted shares granted on November 18, 2008, 25% of such shares vested on November 18, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Rizer thereafter. Includes 84,375 shares subject to options exercisable within 60 days of March 15, 2010. Excludes 159,575 shares subject to options not exercisable within 60 days of March 15, 2010.

(13)	Mr. McCormick, one of our directors, is the Chief Executive Officer and the sole stockholder of Vertek Corporation. Mr. McCormick exercises sole voting and dispositive power with respect to such shares.

(14)	Information on the holdings of Institutional Venture Partners XI, L.P. (“IVP XI”) includes the holdings of Institution Venture Partners XI GmbH & Co. Beteiligungs KG (“IVP XI KG”), Institutional Venture Management XI, LLC (“IVM XI”), Institutional Venture Partners XII, LP (“IVP XII”), Institutional Venture Management XII LLC (“IVM XII”), Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller and Dennis B. Phelps (collectively, the “IVP Entities”) and is taken from its Schedule 13G filed on February 2, 2009. The IVP Entities disclaim status as a “group.” Includes: 2,202,410 shares held by IVP XI; 352,590 shares held by IVP XI KG and 1,193,425 shares held by IVP XII. IVM XI serves as the sole general partner of IVP XI and the sole managing limited partner of IVP XI KG, and owns no securities directly. Messrs. Chaffee, Dennis, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XI and share voting and dispositive power over the shares held by IVP XI and IVP XI KG, however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XI and IVP XI KG, except to the extent of their respective pecuniary interests therein. Messrs. Chaffee, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XII and share voting and dispositive power over the shares held by IVP XII; however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XII, except to the extent of their respective pecuniary interests therein.

(15)	Information on the holdings of Harvest Capital Strategies LLC (formerly known as JMP Asset Management LLC) is taken from its Schedule 13G filed on February 16, 2010.

(16)	Information on the holdings of Wells Fargo & Company includes the holdings of Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, Lowry Hill Investment Advisors, Inc. and Wells Fargo Bank, National Association and Wachovia Securities, LLC, and is taken from its Schedule 13G filed on January 26, 2010.

(17)	Information on the holdings of Adage Capital Partners, L.P (“ACP”) includes the holdings of Adage Capital Partners GP, L.L.C. (“ACPGP”), as general partner of ACP, Adage Capital Advisors, L.L.C. (“ACA”), managing member of ACPGP, and Robert Atchinson and Phillip Gross, managing members of ACA, and is taken from its Schedule 13G filed on February 16, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that, during the fiscal year ended December 31, 2009, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.

Certain Related Party Transactions

Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board of Directors or a committee composed of members of our Board of Directors. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board of Directors, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the Securities and Exchange Commission, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy that related person transactions shall be consummated or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board of Directors and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally. During 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under “Executive Compensation” and “Director Compensation.”

Other Matters

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Report of the Audit Committee1

The Audit Committee of the Board of Directors consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Thomas J. Hopkins and Donnie M. Moore are audit committee financial experts as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is responsible for selecting and engaging the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its Charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

The Company’s management is responsible for preparing the Company’s financial statements and the Company’s financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “10-K”).

The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled “Communications with Audit Committees.” Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, entitled “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board. The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Donnie M. Moore, Chairman
William J. Cadogan
Thomas J. Hopkins

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors. The directors who are nominated for election to the Board of Directors this year, each of their ages as of April 1, 2010, their position and office held with the Company and certain biographical information are set forth below. The directors to be elected will hold office until the 2013 Annual Meeting of Stockholders and until each of their successors is elected, or until such director’s death, resignation or removal. The nominees listed below are currently directors of the Company who were previously elected by the stockholders, other than Mr. Moore who was appointed by the Board of Directors in 2007. It is the Company’s policy to encourage nominees for director to attend the Annual Meeting.

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the three nominees receiving the most “For” voting (among votes properly cast in person or by proxy) will be elected. An instruction to “Withhold” authority to vote for one or more of the nominees will result in those nominees receiving fewer votes, but will not count as a vote against the nominees. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of candidates for director. Because the election of directors is a matter on which a broker or other nominee is generally empowered to vote, no broker non-votes are expected to exist in connection with this matter. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each of the persons nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

Director Qualifications.  The following paragraphs provide information as of the date of this proxy statement about each member of our Board of Directors, including each nominee. The information presented includes information each director has provided about his age, positions he currently holds, his business experience for the past ten years, and other publicly-held companies, if any, of which he currently serves as a director or has served as a director during the past ten years. In addition to the information presented below regarding each director’s experience and qualifications that lead our Board of Directors to the conclusion that he should serve as a director of our Company, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to the Company and our Board of Directors.

Name	Age	Position Held with the Company

Charles E. Hoffman	61	Director
James M. McCormick	50	Director
Donnie M. Moore	61	Director

Nominees

Charles E. Hoffman, 61, has been a member of our Board of Directors since June 2006. From 2001 until 2008, Mr. Hoffman was President and Chief Executive Officer of Covad Communications Group, Inc. Prior to 2001, Mr. Hoffman was President and Chief Executive Officer of Rogers AT&T. Prior to his time with Rogers, Mr. Hoffman served as President, Northeast Region, for Sprint PCS. Preceding his time with Sprint PCS, Mr. Hoffman spent 16 years at SBC Communications in various senior management positions, including Managing Director-Wireless for SBC International. Mr. Hoffman also serves as a director of Chordiant Software, Inc. Mr. Hoffman received a bachelor of science degree and a master in business administration degree from the University of Missouri, St. Louis. Mr. Hoffman also serves as a director of Tollgrade Communications Inc. We believe Mr. Hoffman’s qualifications to sit on our Board of Directors include his diversified background of managing and directing both private and public technology-based companies.

James M. McCormick, 50, is a founder of Synchronoss, has been a member of our Board of Directors since our inception in 2000 and served as our Treasurer from September 2000 until December 2001.

Mr. McCormick is founder and Chief Executive Officer of Vertek. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a bachelor of science in computer science from the University of Vermont and a master of science degree in computer science from the University of California — Berkeley. We believe Mr. McCormick’s qualifications to sit on our Board of Directors include his over 25 years in the consulting, telecommunications and services business, including as one of our founders.

Donnie M. Moore, 61, has been a member of our Board of Directors since April 2007. From 1989 until his retirement in 2001, Mr. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore holds a bachelor of science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston. We believe Mr. Moore’s qualifications to sit on our Board of Directors include his extensive experience in the software industry and his financial expertise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
EACH OF THE THREE NOMINEES NAMED ABOVE STANDING FOR ELECTION.

Continuing Directors — Term Ending in 2011

Thomas J. Hopkins, 53, has been a member of our Board of Directors since December 2004. Mr. Hopkins is a Managing Director of Colchester Capital, LLC, an investment and advisory firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a bachelor of arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania. We believe Mr. Hopkins’ qualifications to sit on our Board of Directors include his extensive financial expertise and his years of experience providing strategic advisory services to complex organization.

Continuing Directors — Term Ending in 2012

William J. Cadogan, 61, has been a member of our Board of Directors since October 2005. From April 2001 until December 2006, Mr. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in April 2001, Mr. Cadogan was Chairman and Chief Executive Officer of Minnesota-based ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a bachelor’s degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania. We believe Mr. Cadogan’s qualification to sit on our Board of Directors include his experience as a CEO leading complex global organizations, combined with his operational and corporate governance expertise.

Stephen G. Waldis, 42, has served as Chairman of the Board of Directors since February of 2001 and has served as our President and Chief Executive Officer since founding Synchronoss in 2000. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry (“Vertek”). From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a degree in corporate communications from Seton Hall University. We believe Mr. Waldis’ qualifications to sit on our Board of Directors include his extensive experience in the software and services industry including as our President and Chief Executive Officer and one of our founders.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2010, the Company must receive a “For” vote from the majority of all the outstanding shares that are present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2009 and December 31, 2008 by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2009	2008
	(In thousands)

Audit Fees(1)	$786	$813
Audit Related Fees(2)	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

Total Fees	$786	$813

(1)	For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2009 and 2008. For the year ended 2009, the audit fees include the review of quarterly financial statements included in the Company’s quarterly reports on Form 10-Q and other regulatory filings or similar engagements. For the year ended 2008, the audit fees also include a review of financial statements of Wisor Telecom Corp. in connection with the Company’s acquisition of this company.

(2)	Includes fees which are for assurance and related services other than those included in Audit Fees.

All services described above for 2009 were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO AND MATERIAL TERMS OF THE
SYNCHRONOSS TECHNOLOGIES, INC. 2006 EQUITY INCENTIVE PLAN

The Board of Directors unanimously recommends that stockholders approve an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to effect the following changes:

•	Increase the maximum total number of shares of common stock we may issue under the 2006 Plan by 3,000,000 shares;

•	Implement a fungible share reserve pursuant to which the number of shares reserved under the 2006 Plan will be reduced by 1.50 shares for each share granted pursuant to an award of restricted stock and stock units; and

•	Eliminate our ability to “reprice” options and stock appreciation rights without first obtaining stockholder approval.

In addition, the Board of Directors unanimously recommends that stockholders reapprove the material terms of the 2006 Plan in order to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m) of the Code.

In fiscal 2009, we increased our employee population from 443 employees to 511 employees, or by 15%. We anticipate continued growth through fiscal 2010 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board of Directors has approved an increase to the share reserve to ensure a sufficient number of shares will be available for recruiting and retention purposes.

To balance our request for additional shares and to manage our equity compensation share awards under the 2006 Plan, our Board of Directors, at the recommendation of Radford, our Compensation Committee’s compensation consultant, approved certain changes to the manner in which the plan’s share-counting provisions operate, eliminate our ability to reprice or lower the exercise price of outstanding options and stock appreciation rights (“SARs”) without first obtaining stockholder approval of such a program, and impose a 7-year maximum term for options and SARs. Specifically, subject to approval of this Proposal 3, we are adding a provision under which we will be required to reduce our share reserve more rapidly when full-value awards are granted under the 2006 Plan than when options and SARs are granted. For each share issued pursuant to an award of restricted stock or stock units, we will deduct 1.50 shares from the plan’s share reserve. We will continue to deduct only one share from the share reserve for each share issued pursuant to a stock option or SAR. In connection with adding that feature, we are expressly imposing certain other restrictions on our ability to “recapture” shares for re-grant under the 2006 Plan once they have been granted subject to awards, as described below.

Should stockholder approval of this Proposal 3 not be obtained, no additional shares will be added to the share reserve, we will continue to deduct one share from the plan’s share reserve for each share issued pursuant to all types of awards granted under the plan and otherwise continue to the plan’s existing share-counting provisions, we will continue to have the authority without first seeking stockholder approval to reprice outstanding options and SARs, options and SARs will not be subject to a maximum term of 7 years, and we will not have obtained the stockholder approval necessary to extend the ability to grant certain plan awards in compliance with Section 162(m) of the Code until the first annual meeting in 2015. Without such stockholder approval, the 2006 Plan will continue without giving effect to the amendments described in the preceding paragraph.

Finally, as is the case of other publicly traded companies, compensation of more than $1,000,000 paid by the Company in any year to our chief executive officer or to any of our other three most highly paid named executive officers (other than our chief financial officer) is deductible by the Company only if the compensation paid is “performance-based” for purposes of the Internal Revenue Code. To qualify as “performance-based compensation,” our stockholders must approve the material terms of the performance goals for such compensation every five years. The material terms include the class of employees eligible to receive the compensation, a description of the business criteria on which the performance goal is based, and the maximum amount of compensation that could be paid to any employee if the performance goal is attained.

The principal terms and provisions of the 2006 Plan, including a description of the performance goals, the class of employees eligible to receive awards and the maximum amount of compensation that can be paid under the 2006 Plan, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan. The 2006 Plan has been filed with the SEC as an attachment to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2006 Plan. A copy of the 2006 Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Bridgewater, New Jersey. To the extent there is a conflict between this summary and the 2006 Plan, the terms of the 2006 Plan will govern.

Required Vote

The affirmative vote of the holders of a majority of votes cast either in person or by proxy at the Annual Meeting will be required to approve the amendments to the 2006 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal 3 has been approved.

Structure.  Five separate types of equity compensation may be issued under the 2006 Plan. First, stock options may be granted to eligible individuals under the 2006 Plan. Stock options give optionees the right to purchase shares of our common stock at an exercise price determined at the time the option is granted. Second, direct issuances of restricted stock may be made to eligible persons under the 2006 Plan. Persons receiving direct issuances of restricted stock may acquire shares of our common stock at a price determined by our Compensation Committee or as a bonus for the performance of services. We sometimes refer to restricted stock awards that are subject to performance-vesting conditions as “performance share” awards. Third, SARs may be granted to eligible persons under the 2006 Plan. A SAR allows eligible persons to benefit from increases in the value of our common stock. Fourth, stock units may be issued to eligible persons under the 2006 Plan. Stock units allow persons to obtain shares of our common stock without any cash consideration. Fifth, stock options and restricted stock are granted automatically to the non-employee members of our Board of Directors under the Annual Director Grant Program (see “Annual Director Grant Program” below).

Administration.  Our Compensation Committee, which is currently comprised of three outside members of our Board of Directors, administers the 2006 Plan. Compensation Committee members serve for such period of time as our Board of Directors may determine. The 2006 Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing liability rules of the federal securities laws by our Board of Directors or a secondary committee comprised of one or more members of our Board of Directors. Our Compensation Committee (or our Board of Directors or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2006 Plan) to determine the eligible individuals who are to receive awards under the 2006 Plan, the number of shares to be covered by each granted award, the date or dates on which an option or SAR is to become exercisable or other award is to vest, the maximum term for which an award is to remain outstanding, whether a granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, and the other provisions of each award. Our Compensation Committee also has the discretionary authority at any time to accelerate the vesting of any and all awards under the 2006 Plan or to provide for accelerated vesting in connection with death, disability, retirement, or similar events, or in connection with a change in control of the Company.

Eligibility.  Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2006 Plan. However, only non-employee directors are eligible to participate in the Annual Director Grant Program (see “Annual Director Grant Program” below). As of March 15, 2010, approximately 574 persons (including 9 executive officers and 5 non-employee directors) were eligible to participate in the 2006 Plan.

Securities Subject to 2006 Plan.  Since its adoption in connection with our initial public offering, including shares that have become available under the 2006 Plan as a result of cancellation or expiration of awards originally granted under the predecessor stock plan to our 2006 Plan plus a 2,000,000 share increase approved by our stockholders in 2008 and excluding the share increase for which we now seek stockholder approval, an aggregate of approximately 4,690,000 shares of common stock have become available for issuance under the 2006 Plan. Of these, as of March 15, 2010, approximately 368,000 shares have been issued upon exercise of options, settlement of RSUs or pursuant to vested restricted/performance share awards; approximately 3,830,000 shares are subject to outstanding options (with exercise prices ranging from $6.04 to $38.62 a weighted average exercise price of $14.69 per share and expiration dates ranging from 2014 to November 2017; no shares are subject to outstanding SARs; approximately 114,000 shares are subject to unvested/unsettled RSUs; approximately 178,000 shares are outstanding pursuant to unvested restricted/performance share awards; and approximately 200,000 shares remain available for issuance pursuant to awards to be granted under the plan.

Should an option or award under the 2006 Plan (including any options or shares incorporated from the Company’s 2000 Stock Plan) expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award under the 2006 Plan or the 2000 Stock Plan be repurchased by us for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the 2006 Plan.

If this Proposal 3 is approved, for purposes of determining the number of shares of common stock remaining available for issuance under the 2006 Plan, for each share issued pursuant a stock option or SAR, one share will be deducted from the share reserve under the 2006 Plan, and for each share issued pursuant to an award of restricted stock and stock units, 1.50 shares will be deducted from the share reserve under the 2006 Plan.

In addition, if this Proposal 3 is approved, we will operate the 2006 Plan using restrictive share-counting provisions. Accordingly, if shares subject to an award granted under the 2006 Plan are not delivered to a participant because (a) the award is exercised through a reduction in the number of shares subject to the award (a “net exercise”), (b) the appreciation distribution upon exercise of a SAR is paid in shares of common stock, or (c) shares are withheld in satisfaction of applicable withholding taxes, then the shares not delivered to the holder will not remain available for subsequent issuance under the 2006 Plan. Finally, if the exercise price of an option or SAR is satisfied by tendering shares of common stock held by a participant, the number of shares so tendered will not remain available for subsequent issuance under the 2006 Plan.

Limitations.  No one person participating in the 2006 Plan may be granted during any one fiscal year of the Company options or SARs covering more than 2,000,000 shares of our common stock in the aggregate. However, we may grant to a new employee options or SARs covering a maximum of 3,000,000 shares in the fiscal year in which his or her service as an employee first begins. In no event shall more than 2,000,000 restricted shares and more than 2,000,000 stock units that are subject to performance-vesting conditions be granted to any participant in a single fiscal year of the Company. Stockholder approval of this Proposal 3 will also constitute a re-approval of such share limitations for purposes of Section 162(m) of the Code.

Option Grants

Price and Exercisability.  The option exercise price per share may not be less than 100% of the fair market value of our Common Stock on the grant date. Options become exercisable at such time or times and during such period as our Compensation Committee may determine and set forth in the instrument evidencing the option grant. The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

If this Proposal 3 is approved, neither our Compensation Committee nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow a participant to surrender an outstanding award to us as consideration for the grant of a new award with a lower exercise price or the grant of another type of award, without prior stockholder approval. If this Proposal 3 is not approved, we will continue to have the ability to implement “repricing” programs of this sort without stockholder approval.

No optionee will have any rights as a stockholder with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee’s lifetime, the option may be exercised only by the optionee.

Termination of Service.  Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from the termination date. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. Our Compensation Committee has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service. Under no circumstances, however, may any option be exercised after the expiration of its maximum term of 7 years. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by us at the original exercise price paid per share upon the optionee’s cessation of service prior to vesting in such shares. Our Compensation Committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares and may cancel our outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

Incentive Stock Options.  Incentive stock options may only be granted to individuals who are employees of the Company or any parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of our Common Stock for which one or more options granted to any employee under the 2006 Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Stock Appreciation Rights.  One or more eligible individuals may, at the discretion of our Compensation Committee, be granted SARs either in tandem with or independent of their option grants under the 2006 Plan. Upon exercise of an independent SAR, the individual will be entitled to a distribution in cash or shares of Common Stock from us in an amount per share equal in value to the excess of (i) the fair market value per share of Common Stock on the date of exercise over (ii) the exercise or base price. The exercise or base price may not be less than fair market value on the grant date. Distribution of the appreciation value of a SAR may, at the discretion of our Compensation Committee, be made in cash or in shares of Common Stock. Each SAR has a maximum term of 7 years. To date, we have not granted any SARs.

Awards of Restricted Stock.  Restricted stock may be sold at a price per share determined by our Compensation Committee on the date of issuance. Shares may also be issued solely as a bonus for past or future services. The issued shares may be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. Our Compensation Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by our Compensation Committee.

Awards of Stock Units.  Stock units may be awarded for no cash consideration. Stock units may also be granted in consideration of a reduction in the recipient’s other compensation or in consideration of services rendered. Each award of stock units may or may not be subject to vesting, and vesting, if any, shall occur upon satisfaction of the conditions specified by our Compensation Committee. Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both.

Performance-Based Compensation.  The 2006 Plan is designed to allow the Compensation Committee to issue restricted stock and stock units that qualify as “performance-based compensation” within the meaning of

Section 162(m) of the Code, if certain conditions are met. Accordingly, the Compensation Committee may structure restricted stock and stock units so that they are only granted or vest upon the attainment of certain pre-established objective performance goals. The performance goals that may be used by our Compensation Committee for awards of restricted stock or stock units shall consist of: (a) operating profits (including EBITDA), (b) net profits, (c) earnings per share, (d) profit returns and margins, (e) revenues, (f) stockholder return and/or value, (g) stock price, and (h) working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal shall exclude: (a) gains or losses on operating asset sales or dispositions; (b) asset write-downs; (c) litigation or claim judgments or settlements; (d) accruals for historic environmental obligations; (e) effect of changes in tax law or rate on deferred tax liabilities; (f) accruals for reorganization and restructuring programs; (g) uninsured catastrophic property losses; (h) the cumulative effect of changes in accounting principles; and (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year. Our Compensation Committee shall determine the performance targets based on one or more of the criteria discussed above. Our Compensation Committee shall identify such target not later than the 90th day of a specified period with a duration of at least one fiscal year. Our Compensation Committee may also specify that the performance-based awards will become payable in whole or in part in the event of the recipient’s termination of employment as a result of death, disability, or as a result of a change in ownership or control.

Annual Director Grant Program

Under the Annual Director Grant Program, non-employee members of our Board of Directors will receive an initial grant at his or her election to our Board and automatic grants at specified intervals over their period of Board service. The amounts and composition of such grants shall be determined by our Board of Directors and may be amended from time to time in the Board’s discretion. A non-employee Board member who previously was an employee is not eligible to receive an initial or annual grant Options granted to directors are made in strict compliance with the express provisions of the program. Each Initial Grant and Annual Grant of stock options will have an exercise price equal to the fair market value per share of Common Stock on the grant date and have a maximum term of seven years measured from the grant date. Each Initial Grant and Annual Grant will become fully vested and exercisable in the event of a Change in Control (as defined below). The remaining terms and conditions of each option and/or restricted stock are set forth in an option agreement in the form adopted from time to time by the Board.

General Provisions

Acceleration of Options and Awards.  Upon the occurrence of a Change in Control, each outstanding option or award under the 2006 Plan will, immediately prior to the effective date of the Change in Control, become fully vested and exercisable for all of the shares at the time subject to such option or award. However, an outstanding option or award will not accelerate if, and to the extent such option or award is, in connection with the Change in Control, either assumed by the successor corporation or to be replaced with a comparable option or award.

The Compensation Committee also has the discretion to provide that an award under the 2006 Plan will immediately vest as to all or any portion of the shares subject to the award (a) immediately upon the occurrence of a Change in Control transaction, whether or not such award is assumed or replaced in the transaction, or (b) in the event a participant’s service is terminated within a designated period following the occurrence of such Change in Control transactions. Awards held by participants under the 2006 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

A Change in Control will be deemed to occur in the event of (a) a merger or consolidation of the Company into another entity, provided that persons who were not stockholders prior to the transaction own 50% or more of the voting power of the successor entity thereafter; (b) a sale of all or substantially all of the

Company’s assets; (c) certain changes in the composition of our Board of Directors; and (d) transactions in which certain persons acquire at least 50% of our total voting power.

In the event that the Company is a party to a merger or consolidation, outstanding awards will be subject to the agreement of merger or consolidation. Such agreement shall provide for (a) the continuation of the outstanding awards by the Company, if the Company is a surviving corporation; (b) the assumption of the outstanding awards by the surviving corporation; (c) the substitution by the surviving corporation of its own awards for the outstanding awards; (d) full exercisability or vesting and accelerated expiration of the outstanding awards; or (e) settlement of the full value of the outstanding awards in cash or cash equivalents or securities of the acquirer followed by cancellation of such awards.

The acceleration of options or awards in the event of a Change in Control or upon a merger or consolidation may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

Valuation.  For purposes of establishing the option price and for all other valuation purposes under the 2006 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as reported on Nasdaq as of March 17, 2010 was $20.46 per share.

Changes in Capitalization.  In the event any change is made to the Common Stock issuable under the 2006 Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will automatically be made to (i) the maximum number of securities issuable under the 2006 Plan; (ii) the maximum number of securities for which any one person may be granted options, SARs, restricted stock and stock units per fiscal year; and (iii) the number of securities and the exercise price per share (if applicable) in effect under each outstanding award (including award incorporated from the predecessor stock plan). Such adjustments will be made in order to prevent the dilution or enlargement of benefits under the 2006 Plan. Each outstanding option or award that is assumed in connection with a merger transaction will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such transaction, to the optionee or participant had the option or award been exercised immediately prior to the transaction.

Plan Amendments and Termination.  Our Board of Directors may amend or modify the 2006 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law or under exchange listing requirements. Our Board of Directors may, at any time and for any reason, terminate the 2006 Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

New Plan Benefits and Option Grant Table

Because the 2006 Plan is discretionary, benefits to be received by individual participants are not determinable. However, pursuant to the current director compensation program established by our Board of Directors, each continuing non-employee member of our Board of Directors will receive an option to purchase 10,000 shares under the Annual Director Option Grant Program on the first Tuesday in each year. The table below shows, as to each of the current executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2009 and (ii) the period through March 15, 2010, (b) the weighted-average exercise price per share, and (c) the direct stock issuance received during each period.

	Number of			Shares of Restricted
	Option Shares			Stock Issued
			Weighted-Average
		Through	Exercise Price of		Through
Name and Position	2009	March 15, 2010*	Granted Options	2009	March 15, 2010

Stephen G. Waldis, President & CEO	146,300	—	$14.00	—	—
Lawrence R. Irving, Chief Financial Officer & Treasurer	55,050	—	$14.00	—	—
Robert Garcia, Chief Operating Officer	96,500	—	$14.00	—	—
Christopher Putnam, Executive Vice President of Sales	55,050	—	$14.00	—	—
Daniel Rizer, Chief Marketing Officer	18,950	—	$14.00	—	—
All current executive officers as a group	514,225	—	$13.78	5,000	—
All current directors who are not executive officers as a group	50,000	37,500	$12.75	—	16,675

Federal Income Tax Consequences of Options Granted under the 2006 Plan.  Options granted under the 2006 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as follows:

Incentive Stock Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of (i) the fair market value of those shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares, or (b) the optionee’s actual gain, if any, on the purchase and sale. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company’s executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

(i)	If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee’s termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (B) the exercise price paid for the shares.

(ii)	The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company’s repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Stock Appreciation Rights.  A participant who is granted a SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the participant.

Restricted Stock Issuances.  The tax principles applicable to direct restricted stock issuances under the 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

Stock Units.  A participant who is granted a stock unit will recognize ordinary income in the year in which the shares subject to the award are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued for the taxable year in which such ordinary income is recognized by the participant.

The Board of Directors Recommends
a Vote In Favor of Proposal 3.

Synchronoss Technologies, Inc.
2006 Equity Incentive Plan
(As Amended and Restated Effective May 10, 2010)

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ii

Synchronoss Technologies, Inc.
2006 Equity Incentive Plan
     ARTICLE 1. INTRODUCTION.
          The Plan was adopted by the Board to be effective at the IPO. The amendment and restatement of the Plan was approved by the Board on April 1, 2010, with such amendment to become effective on May 10, 2010, the date of the Company’s 2010 Annual Meeting of Stockholders, assuming the Plan is approved by the Company’s stockholders at such time. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or SARs.
          The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).
     ARTICLE 2. ADMINISTRATION.
          2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:
               (a) Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;
               (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;
               (c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
               (d) Any other requirements imposed by applicable law, regulations or rules.
          2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such

Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
          2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.
     ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
          3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. Subject to Article 12, the aggregate number of Common Shares issued under the Plan shall not exceed (a) 7,265,866† Common Shares; plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares described in clause (a) above may be issued upon the exercise of ISOs. Subject to Section 3.2, the number of Common Shares that may be awarded under the Plan after May 10, 2010 shall be reduced by: (a) one share for every Option and SAR granted under the Plan; and (b) 1.5 shares for every Award other than an Option or SAR granted under the Plan.
          3.2 Shares Returned to Reserve. If Options, SARs or Stock Units under this Plan or the 2000 Stock Plan are forfeited, settled in cash (in whole or in part), or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs or Stock Units shall again become available for Awards under this Plan. If Restricted Shares or Common Shares issued upon the exercise of Options under this Plan or the 2000 Stock Plan are forfeited or reacquired by the Company, then such Common Shares shall again become available for Awards under this Plan. On or after May 10, 2010, the following Common Shares shall not be added back to the number of shares available for Awards under Section 3.1: (i) shares tendered by a Participant or withheld by the Company in payment of the exercise price of an option under this Plan or the 2000 Stock Plan or to satisfy any tax withholding obligation with respect to a stock award granted under this Plan or the 2000 Stock Plan; (ii) shares subject to a SAR under this Plan or the 2000 Stock Plan that are not issued in connection with the stock settlement of the SAR on exercise thereof; and (iii) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an option granted under this Plan or the 2000 Stock Plan. On or after May 10, 2010, any Common Shares that again become available for Awards under this Section 3.2 shall be

†	This number consists of: (1) 2,000,000 shares reserved for issuance when the Plan was adopted; plus (2) 265,866 shares that remained available for issuance under the 2000 Plan as of the date of the Company’s IPO; plus (3) a stockholder-approved increase of 2,000,000 shares in 2008; plus (4) an increase of 3,000,000 shares for which stockholder approval is sought in 2010.

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added back as (i) one share if such shares were subject to options or SARs granted under this Plan or the 2000 Stock Plan, and (ii) 1.5 shares if such shares were subject to stock awards other than options or SARs that were granted under this Plan or the 2000 Stock Plan.
     ARTICLE 4. ELIGIBILITY.
          4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.
          4.2 Other Grants. Awards other than ISOs may only be granted to Employees, Outside Directors and Consultants.
     ARTICLE 5. OPTIONS.
          5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.
          5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.
          5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.
          5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. On or after May 10, 2010, no Option shall have a term that exceeds 7 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event

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of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.
          5.5 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may (a) decrease the exercise price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
          5.6 Buyout Provisions. Except to the extent prohibited by Section 5.5, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
     ARTICLE 6. PAYMENT FOR OPTION SHARES.
          6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.
          6.2 Surrender of Stock. With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date the new Common Shares are purchased under the Plan.
          6.3 Exercise/Sale. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.
          6.4 Promissory Note. To the extent permitted by Section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any

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withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.
          6.5 Other Forms of Payment. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.
     ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.
          7.1 Initial Grants. Each Outside Director who first becomes a member of the Board shall receive a one-time grant of an NSO. The vesting and number of Common Shares covering such NSOs shall be determined by the Board from time to time. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.
          7.2 Annual Grants. On the first Tuesday of each calendar year (or such other day as the Board shall determine), each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO, Stock Unit and/or Restricted Share grant. The vesting and number of Common Shares covering such Awards shall be determined by the Board from time to time. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.
          7.3 Accelerated Exercisability. All Awards granted to a Outside Director under this Article 7 shall also become fully vested and exercisable in the event that the Company is subject to a Change in Control before such Outside Director’s Service terminates. Acceleration of vesting and exercisability may also be required by Section 12.3.
          7.4 Exercise Price. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.
          7.5 Term. No NSO granted to an Outside Director shall have a term that exceeds 7 years from the date of grant. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earlier of (a) the date set by the Board or (b) the date 12 months after the termination of such Outside Director’s Service for any reason.
     ARTICLE 8. STOCK APPRECIATION RIGHTS.
          8.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
          8.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate,

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except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.
          8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.
          8.4 Exercisability and Term. Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR; provided that on or after May 10, 2010, the term of a SAR shall in no event exceed 7 years from the date of grant. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
          8.5 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.
          8.6 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may: (a) decrease the exercise price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

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     ARTICLE 9. RESTRICTED SHARES.
          9.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
          9.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.
          9.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 12. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to employment termination after a Change in Control.
          9.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders; provided, however, that holders of Restricted Shares shall not be entitled to receive dividends with respect to Restricted Shares that are unvested as of the record date for determining which stockholders are entitled to receive such dividends. In addition, the Board or the Committee may require that the holders of Restricted Shares invest in additional Restricted Shares any cash dividends received with respect to vested Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
     ARTICLE 10. STOCK UNITS.
          10.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock

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Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
          10.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
          10.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 12. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to employment termination after a Change in Control. In addition, acceleration of vesting may be required under Section 11.1.
          10.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
          10.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 12.

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          10.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
          10.7 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
     ARTICLE 11. CHANGE IN CONTROL
          11.1 Effect of Change in Control. In the event of any Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent such Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof). The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.
          11.2 Acceleration. The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control.
     ARTICLE 12. PROTECTION AGAINST DILUTION.
          12.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
               (a) The number of Common Shares available for grant pursuant to Options, SARs, Restricted Shares and Stock Units under Article 3;
               (b) The limitations set forth in Sections 3.1, 5.2, 8.2, 9.3 and 10.3;
               (c) The number of Common Shares covered by each outstanding Option and SAR;

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               (d) The Exercise Price under each outstanding Option and SAR; or
               (e) The number of Stock Units included in any prior Award that has not yet been settled.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 12, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
          12.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
          12.3 Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:
               (a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).
               (b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
               (c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
               (d) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.
               (e) The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over

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(ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
               (f) The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
     ARTICLE 13. AWARDS UNDER OTHER PLANS.
          The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
     ARTICLE 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
          14.1 Effective Date. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.
          14.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.
          14.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a

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manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.
     ARTICLE 15. LIMITATION ON RIGHTS.
          15.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
          15.2 Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
          15.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
     ARTICLE 16. WITHHOLDING TAXES.
          16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
          16.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date they are withheld or surrendered.
     ARTICLE 17. FUTURE OF THE PLAN.
          17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of the IPO. The Plan shall remain in effect until the earlier of (a) the date the Plan is terminated under Section 17.2 or (b) the 10th anniversary of the date the Board adopted the Plan.

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The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan effective date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon effectiveness of the Plan, remain outstanding in accordance with their terms. Each outstanding option under the Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock. The Board amended the Plan, and the amendment was approved by the Company’s stockholders at the 2008 Annual Stockholders Meeting, to increase the authorized shares by 2,000,000.
          17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
          17.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the listing requirements of the primary securities exchange or over-the-counter market where the Common Shares are listed for trading. However, an amendment to the last sentence of Sections 5.5 and 8.6 is subject to approval of the Company’s stockholders and section 162(m) of the Code may require that the Company’s stockholders approve the performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company’s stockholders previously approved such criteria.
     ARTICLE 18. DEFINITIONS.
          18.1 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
          18.2 “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.
          18.3 “Board” means the Company’s Board of Directors, as constituted from time to time.
          18.4 “Change in Control” means:
               (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;
               (b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

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               (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:
                    (i) Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or
                    (ii) Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or
               (d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
          18.5 “Code” means the Internal Revenue Code of 1986, as amended.
          18.6 “Committee” means a committee of the Board, as described in Article 2.
          18.7 “Common Share” means one share of the common stock of the Company.
          18.8 “Company” means Synchronoss Technologies, Inc., a Delaware corporation.
          18.9 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.
          18.10 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
          18.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          18.12 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount,

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as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
          18.13 “Fair Market Value” means the market price of one Common Share, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.
          18.14 “IPO” means the initial public offering of the Company’s Common Shares.
          18.15 “ISO” means an incentive stock option described in section 422(b) of the Code.
          18.16 “NSO” means a stock option not described in sections 422 or 423 of the Code.
          18.17 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
          18.18 “Optionee” means an individual or estate who holds an Option or SAR.
          18.19 “Outside Director” means a member of the Board who is not an Employee.
          18.20 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
          18.21 “Participant” means an individual or estate who holds an Award.
          18.22 “Plan” means this Synchronoss Technologies, Inc. 2006 Equity Incentive Plan, as amended from time to time.
          18.23 “Predecessor Plan” means the Company’s existing 2000 Stock Plan.
          18.24 “Restricted Share” means a Common Share awarded under the Plan.
          18.25 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
          18.26 “SAR” means a stock appreciation right granted under the Plan.

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          18.27 “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
          18.28 “Service” means service as an Employee, Outside Director or Consultant.
          18.29 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
          18.30 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
          18.31 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
          18.32 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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Appendix A
Performance Criteria for Restricted Shares
The performance goals that may be used by the Committee for awards of Restricted Shares shall consist of: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to shareholders for the applicable year.

ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May 10, 2010
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM ESTthe day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

■ 20330300000000000000 3	051010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees of the Board of Directors to serve until the end of their respective term or until their successors have been duly elected and qualified:				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Charles E. Hoffman O James M. McCormick O Dannie M. Moore		2. To ratify the appointment of Ernst & Young, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2010.	☐	☐	☐
			3. To approve the material terms of, and an amendment to, the Company’s 2006 Equity Incentive Plan.	☐	☐	☐
In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SYNCHRONOSS TECHNOLOGIES, INC.
This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 10, 2010
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned appoints Ronald J. Prague and Lawrence R. Irving, or either of them, proxies for the undersigned, to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc. (the "Company"), to be held on May 10, 2010 at 10:00 a.m., Eastern Standard Time, at the Bridgewater Marriott Hotel, 700 Commons Way, Bridgewater, New Jersey 08807, and at any adjournments or postponements of the Annual Meeting, and hereby authorizes such person to represent and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present.
This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, the proxy holder will have the authority to vote FOR the election of Directors and the independent public accountant as set forth on the reverse side.
(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May 10, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 20330300000000000000 3	051010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees of the Board of Directors to serve until the end of their respective term or until their successors have been duly elected and qualified:				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Charles E. Hoffman O James M. McCormick O Dannie M. Moore		2. To ratify the appointment of Ernst & Young, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2010.	☐	☐	☐
			3. To approve the material terms of, and an amendment to, the Company’s 2006 Equity Incentive Plan.	☐	☐	☐
In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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